Annual Meeting of Stockholders December 11, 2014

David Jaffe President & CEO

Lece Lohr EVP, CMO

Linda Heasley President and CEO Changing the Conversation

$19 BILLION SEGMENT FY 2014 GROWTH: TOTAL WOMEN’S APPAREL +1% TOTAL PLUS SEGMENT: +2% PLUS SEGMENT AGES 24+: 0% LANE BRYANT: +3% FACTS INDUSTRY

GROWTH FY 2014: PLUS - SIZE ECOMMERCE: +13% LANE BRYANT: +21% FACTS INDUSTRY

TOP PLAYERS IN PLUS SEGMENT: WALMART MACY’S LANE BRYANT FACTS INDUSTRY

OUR LONG STANDING HISTORY MAKES US THE AUTHORITY WITHIN THE CATEGORY, BUT WE NEED TO ACT QUICKLY TO SIEZE THE MOMENT FROM 2 TO 10 YEARS OF EXPERIENCE OVER 100 YEARS OF EXPERIENCE…JUST ABOUT AND FOR HER

CHANGING THE CONVERSATION

A complete lifestyle brand…

DESIGNER COLLABORATIONS

2014 RESULTS: Progress to LY, but short of plan • Sales +$30M to last year but $20M short of plan • Gross margin +190 bps to LY • Expenses - $6M to plan GOAL: 10% Operating Income • Avg store grows from $1.1M to $1.3M • Store productivity improves to $240/sf • Margin improves through promotion efficiency and sourcing leverage • Expenses leverage 200 bps FINANCIAL RESULTS

• “Blue Chip” integration projects • New customer acquisition • Speed and vertical sourcing • Optimal real estate positioning • Maximizing what’s working – Cacique – Knits & Activewear – E - Commerce • Productivity improvement and cost leverage that supports 10% operating income “DOUBLING DOWN”

George Goldfarb | PRESIDENT

$500 $600 $700 $800 $900 $1,000 2009 2010 2011 2012 2013 2014 587.566 679.5685 776 853 918 1000 $ Sales $1 Billion in sales 900 stores

talent & culture

BooFest celebration

AGS summit

George Goldfarb | PRESIDENT

Ben Moore SVP, Store Development

Priorities DELIVER BRAND RIGHT ASSORTMENT • Grow sales by delivering brand right assortments. Align look, fit, quality and value with SMART girl preferences EXPAND DESIGN/SOURCING • Increase merchandise differentiation thru internal design / drive IMU increases thru direct sourcing LAUNCH DRESSbar • Attract new customers to our brand. Leverage dresses to drive trial MOVE TO CUSTOMER CENTRICITY • Increase engagement / retention thru alignment with current and future needs of SMART girl ACCELERATE E - COMMERCE GROWTH • Drive trial for overall Brand and expand customer engagement across all channels OPTIMIZE REAL ESTATE PORTFOLIO • Drive store productivity by optimizing existing fleet and new prototype roll - out

Real Estate 9 Box FY 2013 3 (<$150k) 60 77 64 191 158 80 107 42 12 1 2 2 ($150 - $300k) 1 (>$300k) REAL ESTATE QUALITY A B C

Profitable / High ROIC New Store Openings • Opened 50 new stores / relocations in FY14 • $10.8mm capital investment ($19.4 less $8.7 tenant allowance) • $8.7mm Year 1 EBITDA Improve Underperformers • Apollo stats • Close low profit locations in C real estate Lock in High Performers • Golden goose stats Increased Portfolio Productivity • Store contribution increased by 254bps for FY14 vs. FY13, or +17% Drive Productivity: FY14

Real Estate 9 Box FY 2013 3 (<$150k) A B C 60 77 64 191 158 80 107 42 12 1 2 2 ($150 - $300k) 1 (>$300k) REAL ESTATE QUALITY

Real Estate 9 Box FY 2014 A B C 42 70 79 167 204 95 54 54 3 2 ($150 - $300k) 1 (>$300k) 3 (<$150k) REAL ESTATE QUALITY

• Reposition / Grow the Fleet – FY15 - FY17: 99 new stores only in “A” or “B” real estate – FY15 - FY17: 43 relocations – Continue to drive performance of ‘underperformers’ – Close most remaining ‘C - 3’ locations (54 at FY14 / 15 in FY17 pending relocation) • Rationalize Markets – Identify over - penetrated markets with opportunity to reduce store count / increase profitability • Smaller Footprint – Reduce average store size (now 7,500). Currently testing smaller space configurations • New Prototype – Implement new design oriented around brand distinctions (first opening 8/15) Drive Productivity: Increase Average Store Sales Strategy

Joan Munnelly SVP, Chief Merchandising Officer

John Sullivan Executive Vice President & COO

Shared Services Group Update The journey to create world - class Shared Services for our brands.....

Shared Services Group Update Investments in distribution services are completed… SSG Etna Greencastle

Newly designed web - sites Customer service capability Ship from store Customer Loyalty program Shared Services Group Update Our Strategic focus….Omni Channel Capabilities

Robb Giammatteo SVP, FP&A and Investor Relations

Safe Harbor Statement Forward - Looking Statements Certain statements made within this press release may constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward - looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The Company does not undertake to publicly update or review its forward - looking statements even if experience or future changes make it clear that our projected results expressed or implied will not be achieved. Detailed information concerning a number of factors that could cause actual results to differ materially from the information contained herein is readily available in the Company’s most recent Annual Report on Form 10 - K.

Fiscal 2014 – Financial Highlights* * All figures shown reflect adjusted reporting basis; reconciliation to GAAP figures available on Form 8K, filed with the Securities and Exchange Commission on September 22, 2014 ** FY13 gross margin excludes the impact of approximately $20M of purchase price accounting adjustments, as discussed on Form 10K, filed with the Securities and Exchange Commission on September 23, 2014. **

Looking Ahead… Challenging macro environment Control the controllables Capital allocation / free cash flow Maintain / build balance sheet strength Leverage the platform model

Sue Ross Executive Vice President, HR Maurices

What We Stand For Empowering Women And Children To Be Their Best Education Self - Esteem Wellness Social Support

Monetary Donations Volunteer In Kind Expertise Forms of Giving

FY 2014 Objectives Roll out the Ascena Cares programs across the enterprise Roll out the first annual Roslyn S. Jaffe Awards Develop and execute a governance structure Develop and implement standardized reporting

Brand Work

Roslyn S. Jaffe Awards 2014 Performance Total Given: Applications: Total Raised: Total Social Media Impressions: $175,000 975 $600,000 4.8 million

FY 2015 Goals • Provide support to the 2014 winners throughout the year. • Double the number of applications. • Consider additional winners. • Reduce administrative expenses by leveraging the foundational work completed in 2014. • Increase PR impressions.

David Jaffe President & CEO

Q A &

Annual Meeting of Stockholders December 11, 2014

ascena retail group inc.

Annual Meeting of Stockholders

December 11, 2014

David Jaffe

President & CEO

ascena retail group inc.

Justice & BROTHERS™

Lece Lohr

EVP, CMO

Justice & BROTHERS™

LANE BRYANT

LANE BRYANT

Changing the Conversation

Linda Heasley
President and CEO



lane BRYANT

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LB

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INDUSTRY FACTS

$19 BILLION SEGMENT

FY 2014 GROWTH:

TOTAL WOMEN'S APPAREL

+1%

TOTAL PLUS SEGMENT:

+2%

PLUS SEGMENT AGES 24+:

0%

LANE BRYANT:

+3%

INDUSTRY FACTS

GROWTH FY 2014:

PLUS-SIZE ECOMMERCE:

+13%

LANE BRYANT:

+21%

INDUSTRY FACTS

TOP PLAYERS IN PLUS SEGMENT:

WALMART

MACY'S

LANE BRYANT



Top 10 Share of Plus Market
Walmart 10.5%
Macy's 5.6%
Lane Bryant 4.9%
Kohl's 4.4%
JCPenney 3.6%
Ross Dress For Less 3.1%
Target 2.6%
Nordstrom 2.4%
Victoria's Secret 2.3%
QVC 2.3%
0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0%

OUR LONG STANDING HISTORY MAKES US THE AUTHORITY WITHIN THE CATEGORY, BUT WE NEED TO ACT QUICKLY TO SIEZE THE MOMENT

FROM 2 TO 10 YEARS OF EXPERIENCE



H&M+
violeta
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LANE BRYANT

CHANGING THE CONVERSATION



A complete lifestyle brand…



DESIGNER

COLLABORATIONS







Isabel Toledo



Lela Rose




INTRODUCING
sophie theallet
FOR CACIQUE







LIVI™

ACTIVE


LIVI
ACTIVE

CACIQUE









DO
ALL
HINGS
WITH
LOVE


CACIQUE LIFESTYLE








EXIT
CACIQUE
LIFESTYLE



6TH
&
LN


TAKE A LEFT
AT NEW,
CROSS OVER
TO STUNNING.


6TH&LANE

6TH&LANE









FINANCIAL RESULTS

2014 RESULTS:

Progress to LY, but short of plan

- Sales +$30M to last year but $20M short of plan
- Gross margin +190 bps to LY
- Expenses -$6M to plan

GOAL:

10% Operating Income

- Avg store grows from $1.1M to $1.3M
- Store productivity improves to $240/sf
- Margin improves through promotion efficiency and sourcing leverage
- Expenses leverage 200 bps

"DOUBLING DOWN"

- "Blue Chip" integration projects
- New customer acquisition
- Speed and vertical sourcing
- Optimal real estate positioning
- Maximizing what's working
  - Cacique
  - Knits & Activewear
  - E-Commerce
- Productivity improvement and cost leverage that supports 10% operating income









LANE BRYANT


maurices

George Goldfarb | PRESIDENT

maurices milestones 2014

$1 Billion in sales


$ Sales
in millions of dollars
$1,000
$900
$800
$700
$600
$500
587.566
679.5685
776
853
918
1000
2009
2010
2011
2012
2013
2014

900 stores


maurices

maurices inMOTION

TOP 100 WORKPLACES 2014 StarTribune

BEST DAY EVER!


BEST DAY EVER!
maurices



talent & culture

learning & development


Jamie Somrock
WELLNESS
COORDINATOR




Welcome
to the
HEALTH
FAIR


maurices




maurices
VISION AWARDS


maurices


NEWS


maurices


NEWS

BooFest celebration




AWKWARD FAMILY PHOTO




Barbie
New Mom
Barbie
Scientist
Kenneth
Don't Call Me Ken!
Barbie
Crafty
Barbie
Baker
Barbie
Flight Attendant
Barbie
Crossfit

AGS summit









maurices
inMOTION™


maurices

George Goldfarb | PRESIDENT

dressbarn

Ben Moore

SVP, Store Development

Priorities

MOVE TO CUSTOMER CENTRICITY

- Increase engagement / retention thru alignment with current and future needs of SMART girl

DELIVER BRAND RIGHT ASSORTMENT

- Grow sales by delivering brand right assortments. Align look, fit, quality and value with SMART girl preferences

EXPAND DESIGN/SOURCING

- Increase merchandise differentiation thru internal design / drive IMU increases thru direct sourcing

LAUNCH DRESSbar

- Attract new customers to our brand. Leverage dresses to drive trial

ACCELERATE E-COMMERCE GROWTH

- Drive trial for overall Brand and expand customer engagement across all channels

OPTIMIZE REAL ESTATE PORTFOLIO

- Drive store productivity by optimizing existing fleet and new prototype roll-out

Real Estate 9 Box FY 2013



3
(<$150k)
2
($150 - $300k)
1
(>$300k)
A
REAL
ESTATE
QUALITY
B
C
64
77
60
191
158
80
107
42
12

dress smart dressbarn

Drive Productivity: FY14

Profitable / High ROIC New Store Openings

- Opened 50 new stores / relocations in FY14
- $10.8mm capital investment ($19.4 less $8.7 tenant allowance)
- $8.7mm Year 1 EBITDA

Improve Underperformers

- Apollo stats
- Close low profit locations in C real estate

Lock in High Performers

- Golden goose stats

Increased Portfolio Productivity

- Store contribution increased by 254bps for FY14 vs. FY13, or +17%

Real Estate 9 Box FY 2013


3
(<$150k)
2
($150 - $300k)
1
(>$300k)
REAL ESTATE QUALITY
A
B
C
64
77
60
191
158
80
107
42
12

Real Estate 9 Box FY 2014


3
(<$150k)
2
($150 - $300k)
1
(>$300k)
A
REAL
ESTATE
QUALITY
B
C
42
70
79
167
204
95
54
54
3

Drive Productivity: Increase Average Store Sales

Strategy

- Reposition / Grow the Fleet
  - FY15-FY17: 99 new stores only in “A” or “B” real estate
  - FY15-FY17: 43 relocations
  - Continue to drive performance of ‘underperformers’
  - Close most remaining ‘C-3’ locations (54 at FY14 / 15 in FY17 pending relocation)

- Rationalize Markets
  - Identify over-penetrated markets with opportunity to reduce store count / increase profitability

- Smaller Footprint
  - Reduce average store size (now 7,500). Currently testing smaller space configurations

- New Prototype
  - Implement new design oriented around brand distinctions (first opening 8/15)


dressbarn
est.1962
"TELL me a STORY"
SECRET AGENT

dress smart dressbarn


- DRESS OBSESSED -

dress smart dressbarn


DRESS
- to -
EXPRESS

dress smart dressbarn

dressbarn

CATHERINES

We Fit You Beautifully

Joan Munnelly

SVP, Chief Merchandising Officer

CATHERINES
We Fit You Beautifully

CATHERINES®

We Fit You Beautifully

John Sullivan

Executive Vice President & COO

ascena retail group inc.

Shared Services Group Update

The journey to create world-class Shared Services for our brands.....


Finance
Accounting
Human Resources
Business Services
Sourcing
Distribution & Global Logistics
Information Technology
ascena
shared services group

ascena
retail group inc.

Shared Services Group Update

Investments in distribution services are completed…



SSG



Etna



Greencastle

ascena retail group inc.

Shared Services Group Update

Our Strategic focus....Omni Channel Capabilities



- Newly designed web-sites
- Customer service capability
- Ship from store
- Customer Loyalty program

ascena retail group inc.

Robb Giammatteo

SVP, FP&A and Investor Relations

ascena retail group inc.

Safe Harbor Statement

Forward-Looking Statements

Certain statements made within this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The Company does not undertake to publicly update or review its forward-looking statements even if experience or future changes make it clear that our projected results expressed or implied will not be achieved. Detailed information concerning a number of factors that could cause actual results to differ materially from the information contained herein is readily available in the Company's most recent Annual Report on Form 10-K.

ascena retail group inc.

Fiscal 2014 – Financial Highlights*

($M)	FY13	FY14	Inc / (dec)
Net Sales	**4,715**	**4,791**	*2%*
Total Comp	***2%***	***0%***	
Store Comp	*flat*	*(2%)*	
Ecom Growth	*33%*	*22%*	
Gross Margin	**2,597** **	**2,660**	*2%*
% Net Sales	*55.1%*	*55.5%*	*40 bp*
EBITDA	**496**	**438**	*(12%)*
% Net Sales	*10.5%*	*9.2%*	*(130) bp*
Operating Income	**334**	**253**	*(24%)*
% Net Sales	*7.1%*	*5.3%*	*(180) bp*
EPS	**$1.25**	**$1.00**	*(20%)*

* *All figures shown reflect adjusted reporting basis; reconciliation to GAAP figures available on Form 8K, filed with the Securities and Exchange Commission on September 22, 2014*

** *FY13 gross margin excludes the impact of approximately $20M of purchase price accounting adjustments, as discussed on Form 10K, filed with the Securities and Exchange Commission on September 23, 2014.*

ascena retail group inc.

Looking Ahead…

Challenging macro environment

Control the controllables

Capital allocation / free cash flow

Maintain / build balance sheet strength

Leverage the platform model

Sue Ross

Executive Vice President, HR Maurices

ascena
retail group inc.

ascena
retail group inc.
CARES






Finish


GRAND
GIVE

What We Stand For

Empowering Women And Children To Be Their Best

- Education
- Self-Esteem
- Wellness
- Social Support

Forms of Giving

- Monetary Donations
- Volunteer
- In Kind
- Expertise

FY 2014 Objectives

- Roll out the Ascena Cares programs across the enterprise
- Roll out the first annual Roslyn S. Jaffe Awards
- Develop and execute a governance structure
- Develop and implement standardized reporting

ascena retail group inc.
CARES

DIMES FROM

...is a critical lifeline of hope for **ascena** associates who **RECEIVE** relief from this important emergency assistance fund.

Dimes from the Heart

Dimes from the Heart is an emergency assistance fund that allows our associates to apply for a grant of up to **$2,500.** This program is unique because it is funded by associates and designed for associates.

MATCHING GIFTS PROGRAM

ascena is proud to offer the **Matching Gifts Program** to support our associates in their personal giving efforts.

The program is available to associates with one year of service who work at one of the **ascena** brands or within our shared service teams.

ascena FOUNDATION & JAFFE FAMILY SCHOLARSHIP PROGRAM

With this program, **ascena** provides financial assistance to support our associate's children and dependents in **pursuing their educational dreams.**

CRISIS RELIEF

ascena is committed to the communities we serve, so when disasters occur, we partner with **The American Red Cross** or a similar local organization to **help those in need.**

ROSLYN S. JAFFE
AWARDS






$612,39566

Brand Work




I know I run
like a Girl,
try to keep up!
2014

ROSLYN S. JAFFE

AWARDS

2014

ascena retail group inc. dressbarn maurices Justice & BROTHERS LANE BRYANT CATHERINES

Roslyn S. Jaffe Awards 2014 Performance

ROSLYN S. JAFFE
AWARDS
2014

Total Given: **$175,000**
Applications: **975**
Total Raised: **$600,000**
Total Social Media Impressions: **4.8 million**


These awards celebrate the next wave of trailblazers
who are working to empower women and children
in the areas of health, education, social support and self-esteem.
Please join us in celebrating the winners of the first annual
ads were featured in both the New York Times and Women's Wear Daily
ROSLYN S. JAFFE
AWARDS
MAMATOTO VILLAGE
provides education and health services
for pre and post natal women in need
COFFEE CONNECTION


EVERYDAY HEROES.
FORWARD THINKERS.
GLASS HALF-FULLERS.
CAN-DOERS.
PIONEERS.
ROSLYN S. JAFFE
AWARDS
MAMATOTO VILLAGE
COFFEE CONNECTION
THE SPARROW'S NEST
ascena
LANE BRYANT
maurices
dressbarn
CATHERINES




ROSLYN S. JAFFE
CARES


ROSLYN S. JAFFE
CARES


ROSLYN S. JAFFE
CARES

the sparrow's nest inc.
where futures take flight

Coffee Connection
Project Empower

Mamatoto Village, Inc.

FY 2015 Goals


CHANGE
HAPPENS
HERE.
Are you or somebody you know working to empower women and children? You could be the first-ever recipient of a Roslyn S. Jaffe Award, and your organization or program could receive $100,000. Go to JaffeAward.com for additional information. Or, ask an associate!
THE ROSLYN S. JAFFE AWARDS.

- Provide support to the 2014 winners throughout the year.
- Double the number of applications.
- Consider additional winners.
- Reduce administrative expenses by leveraging the foundational work completed in 2014.
- Increase PR impressions.

ascena retail group inc.

CARES






Finish


GRAND
GIVE

David Jaffe

President & CEO

ascena
retail group inc.

Q&A

ascena retail group inc.

Annual Meeting of Stockholders

December 11, 2014